UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 7, 2004

RemedyTemp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

California	0-5260	95-2890471
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 Enterprise, Aliso Viejo, California		92656
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949-425-7600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On December 7, 2004, the Executive Committee of the Board of Directors of RemedyTemp, Inc. approved Amendment No. 2 to the Amended and Restated Employment Agreement (the "Amendment") by and between RemedyTemp, Inc. and Robert Emmett McDonough, Sr. The Amendment is effective as of December 4, 2004. The Amendment has a three year term and, among other things, provides that Mr. McDonough will receive an annual base salary of $100,000. A copy of the Amendment is attached to this current report on Form 8-K as exhibit 10.38.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

10.38 Amendment No. 2 to Amended and Restated Employment Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RemedyTemp, Inc.

December 13, 2004	By:	/s/ Greg Palmer

Name: Greg Palmer
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.38	Amendment No. 2 to Amended and Restated Employment Agreement